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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 27, 1998 included and incorporated by reference in Newell Co.'s Form 10-K and Form 10-K/A for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.




                                                       /s/ Arthur Andersen LLP
                                                       -----------------------
                                                       ARTHUR ANDERSEN LLP


Milwaukee, WI
May 8, 1998